UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 23, 2013

NUVERRA ENVIRONMENTAL

SOLUTIONS, INC.

(formerly Heckmann Corporation)

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14646 N. Kierland Blvd., Suite 260, Scottsdale, Arizona 85254

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(602) 903-7802

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Filed herewith as Exhibit 99.1 is the unaudited pro forma condensed combined statement of operations of Nuverra Environmental Solutions, Inc. (formerly Heckmann Corporation) for the year ended December 31, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Combined Statement of Operations Data of Nuverra Environmental Solutions, Inc. (formerly Heckmann Corporation) for the year ended December 31, 2012, and related notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: May 23, 2013	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Combined Statement of Operations Data of Nuverra Environmental Solutions, Inc. (formerly Heckmann Corporation) for the year ended December 31, 2012, and related notes